UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 2, 2024

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission File Number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74

+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
3.900% Notes due 2024	PROG24	New York Stock Exchange
4.375% Notes due 2026	PRGO26	New York Stock Exchange
4.650% Notes due 2030	PRGO30	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual General Meeting of Shareholders held on May 2, 2024, the Company’s shareholders voted on the following matters:

1.	Election of directors to hold office until the 2025 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Bradley A. Alford	114,475,705	1,532,899	89,942	5,679,268
Orlando D. Ashford	115,071,686	924,641	102,219	5,679,268
Julia M. Brown	112,974,587	3,029,593	94,366	5,679,268
Katherine C. Doyle	115,180,336	825,279	92,931	5,679,268
Adriana Karaboutis	112,462,951	3,555,831	79,764	5,679,268
Jeffrey B. Kindler	113,979,920	2,031,844	86,782	5,679,268
Patrick Lockwood-Taylor	115,466,984	539,288	92,274	5,679,268
Albert A. Manzone	106,455,413	9,539,856	103,277	5,679,268
Donal O’Connor	114,841,555	1,170,292	86,699	5,679,268
Geoffrey M. Parker	114,337,049	1,663,315	98,182	5,679,268

2.

Ratify, in a non-binding advisory vote, the appointment of Ernst & Young as the Company’s independent auditor for the year ending December 31, 2024, and authorize the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor:

For	Against	Abstain	Broker Non-Votes
119,759,881	1,557,141	460,793	—

3.	Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
112,873,029	3,111,100	114,418	5,679,268

4.	Renew the Board’s authority to issue shares under Irish law:

For	Against	Abstain	Broker Non-Votes
119,958,265	1,715,605	103,945	—

5.	Renew the Board’s authority to opt-out of statutory pre-emption rights under Irish law:

For	Against	Abstain	Broker Non-Votes
117,156,047	4,505,198	116,570	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Eduardo Bezerra
Dated: May 3, 2024		Eduardo Bezerra
Chief Financial Officer